Exhibit 10.18

FORM OF CONTRIBUTION AND EXCHANGE AGREEMENT

dated as of                     , 2012

by and among

MACDERMID, INCORPORATED,

MACDERMID GROUP, INC.,

MACDERMID HOLDINGS, LLC

and

MACDERMID, INCORPORATED PROFIT SHARING AND EMPLOYEE SAVINGS PLAN

FORM OF CONTRIBUTION AND EXCHANGE AGREEMENT

This is a Contribution and Exchange Agreement (this “Agreement”) dated as of                 , 2012, by and among MacDermid, Incorporated, a Connecticut corporation (“MacDermid, Incorporated”), MacDermid Group, Inc., a Delaware corporation (the “Company”), MacDermid Holdings, LLC, a Delaware limited liability company (“Holdings”), and MacDermid, Incorporated Profit Sharing and Employee Savings Plan (the “Savings Plan” and, together with Holdings, the “Stockholders”).

RECITALS

WHEREAS, the Company has priced an initial public offering (the “Offering”) of its Common Stock, $0.01 par value per share (such shares, the “Company Common Stock”), pursuant to a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 11, 2011, as the same has been and may be amended from time to time (the “Registration Statement”);

WHEREAS, as of the date hereof, the Stockholders constitute all of the stockholders of MacDermid, Incorporated and own of record the number of shares of MacDermid, Incorporated’s Common Stock, no par value per share (the “MacDermid, Incorporated Common Stock”), 9% Series A Cumulative Compounding Preferred Stock, no par value per share (the “MacDermid, Incorporated Preferred Stock”), and Class A Junior Stock, no par value per share (the “MacDermid, Incorporated Class A Junior Stock”), as set forth opposite each of the Stockholders’ names on Exhibit A hereto, which shares constitute as of the date hereof, and will constitute immediately prior to the contribution and exchange transactions described below, all of the issued and outstanding shares of capital stock of MacDermid, Incorporated;

WHEREAS, in anticipation of and in connection with the consummation of the Offering, the parties hereto desire that, immediately prior to the consummation of the Offering, (i) Holdings and the Savings Plan will contribute all of the outstanding shares of MacDermid, Incorporated Common Stock in exchange for shares of Company Common Stock in accordance with the terms hereof, (ii) concurrently with the exchange of MacDermid, Incorporated Common Stock for Company Common Stock, Holdings and the Savings Plan will contribute all of the outstanding shares of MacDermid, Incorporated Preferred Stock in exchange for shares of Company Common Stock in accordance with the terms hereof and (iii) concurrently with the exchange of MacDermid, Incorporated Common Stock and MacDermid, Incorporated Preferred Stock for Company Common Stock, Holdings will contribute all of the outstanding shares of the MacDermid, Incorporated Class A Junior Stock in exchange for shares of Company Common Stock in accordance with the terms hereof;

WHEREAS, it is contemplated that, immediately after the consummation of the contribution and exchange transactions described above but immediately prior to the consummation of the Offering, Holdings will effectuate (i) the liquidation and dissolution of Holdings in a transaction described in Section 731 of the Internal Revenue Code of 1986, as

amended (the “Code”), and (ii) the distribution of the shares of Company Common Stock received by Holdings pursuant to the contribution and exchange transactions described above to its members in proportion to their ownership of outstanding membership units of Holdings in accordance with the Amended and Restated Limited Liability Company Agreement of Holdings; and

WHEREAS, the Contribution and Exchange (as defined below) and the Offering are intended collectively to constitute a transfer of property in exchange for Company Common Stock described in Section 351 of the Code;

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions herein contained, and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

ARTICLE I

THE CONTRIBUTION AND EXCHANGE

1.1 Agreement for Contribution and Exchange.

(a) At the Closing (as defined below), each Stockholder shall transfer by way of contribution to the capital of the Company, and deliver to the Company, free and clear of all liens, and the Company shall accept:

(i) The number of shares of MacDermid, Incorporated Common Stock held by such Stockholder set forth opposite such Stockholder’s name in “Column 2” of Exhibit A hereto, and, in exchange therefor, the Company shall issue to such Stockholder the number of shares of Company Common Stock set forth opposite such Stockholder’s name in “Column 5” of Exhibit A.

(ii) The number of shares of MacDermid, Incorporated Preferred Stock held by such Stockholder set forth opposite such Stockholder’s name in “Column 3” of Exhibit A hereto, and, in exchange therefor, the Company shall issue to such Stockholder the number of shares of Company Common Stock set forth opposite such Stockholder’s name in “Column 6” of Exhibit A.

(iii) The number of shares of MacDermid, Incorporated Class A Junior Stock held by such Stockholder set forth opposite such Stockholder’s name in “Column 4” of Exhibit A hereto, and, in exchange therefor, the Company shall issue to such Stockholder the number of shares of Company Common Stock set forth opposite such Stockholder’s name in “Column 7” of Exhibit A.

The contribution and exchange transactions described in clauses (i) – (iii) above are referred to herein as the “Contribution and Exchange”.

(b) Prior to or at the Closing, each Stockholder shall surrender to the Company all stock certificates evidencing shares of MacDermid, Incorporated Common Stock, MacDermid, Incorporated Preferred Stock or MacDermid, Incorporated Class A Junior Stock owned by such Stockholder, free and clear of any lien, claim or encumbrance, duly endorsed for transfer or accompanied by stock powers or assignments duly executed with all necessary stock transfer stamps attached thereto. The obligation of each party to close the Contribution and Exchange shall be conditioned on the simultaneous closing by all the other parties of the Contribution and Exchange.

(c) At the Closing, each share of Company Common Stock held by Holdings immediately prior to the consummation of the Contribution and Exchange shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

1.2 Transfer Taxes. The Company will assume and pay all transfer taxes (but not income, franchise or other taxes measured by receipts or income) which are payable in connection with the execution, delivery and performance of this Agreement or the authorization and issuance of Company Common Stock hereunder or in connection with any modification of this Agreement. Each Stockholder will cooperate with the Company to obtain a refund of any such taxes from governmental authorities, if applicable.

ARTICLE II

THE CLOSING

2.1 Closing. Unless this Agreement shall have been earlier terminated in accordance with the terms of this Agreement, the closing of the Contribution and Exchange shall take place on the date of but immediately prior to the consummation of the Offering (the “Closing”). The Closing shall take place at the offices of the Company, 1401 Blake Street, Denver, Colorado 80202. The date of the Closing is referred to herein as the “Closing Date.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders, as of the date hereof and as of the Closing, as set forth below:

(a) Existence, Qualification and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy laws and other similar laws affecting creditors’ rights generally.

(b) Company Common Stock. The shares of Company Common Stock to be issued to the Stockholders pursuant to this Agreement will be, when issued, (i) duly authorized, validly issued, fully paid and nonassessable, (ii) free and clear of all liens, encumbrances, equities and claims (other than securities law restrictions and restrictions under a Securityholders’ Agreement to be entered into on the Closing Date among the Company, Holdings, Court Square Capital Partners II, L.P., a Delaware limited partnership (“Court Square II”), Court Square Capital Partners II-A, L.P., a Delaware limited partnership (“Court Square II-A”), Court Square Capital Partners (Offshore) II, L.P., a Cayman Islands exempted limited partnership (“Court Square Offshore”), the persons named on Schedule I thereto, Weston Presidio V, L.P., a Delaware limited partnership (“WP”), Daniel Leever (“Leever”), the persons named on Schedule II thereto and such persons that may become party thereto from time to time) and (iii) issued without violation of any preemptive rights.

(c) No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the certificate of incorporation, bylaws or other governing documents of the Company, (ii) violate any applicable federal, state, local or foreign law, ordinance, regulation, order, judgment, injunction, award, decree or other requirement of any governmental or regulatory body, court or arbitrator or (iii) with notice or lapse of time or both, violate, conflict with or result in a breach of any of the terms of, constitute a default under or otherwise give any other contracting party the right to terminate, any contract or other agreement to which the Company is a party or by which the Company may be bound.

(d) Actions and Proceedings. There are no actions, suits or claims or legal, administrative or arbitral proceedings or investigations pending or threatened against or involving the Company that, individually or in the aggregate, could have a material adverse effect upon the transactions contemplated hereby. There is no fact, event or circumstance that may give rise to any such suit, action, claim, investigation or proceeding if currently pending or threatened.

3.2 Representations and Warranties of MacDermid, Incorporated. MacDermid, Incorporated hereby represents and warrants to the Company, as of the date hereof and as of the Closing, as set forth below:

(a) Existence, Qualification and Authority. MacDermid, Incorporated is a corporation duly organized, validly existing and in good standing under the laws of Connecticut. MacDermid, Incorporated has all requisite power and authority to execute and deliver this Agreement. This Agreement has been duly executed and delivered by MacDermid, Incorporated and constitutes the legal, valid and binding obligation of MacDermid, Incorporated, enforceable against MacDermid, Incorporated in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy laws and other similar laws affecting creditors’ rights generally.

(b) MacDermid, Incorporated Capital Stock. MacDermid, Incorporated’s authorized capital stock consists solely of 54,080,000 shares, divided into four classes of (i) 316,000 shares of MacDermid, Incorporated Preferred Stock, (ii) 50,000,000 shares of MacDermid, Incorporated Common Stock, (iii) 2,150,000 shares of MacDermid, Incorporated Class A Junior Stock and (iv) 1,614,000 shares of MacDermid, Incorporated Class B Junior Stock. The outstanding shares of capital stock of MacDermid, Incorporated are held of record by the Stockholders set forth in Exhibit A in the amounts set forth opposite such Stockholder’s name. MacDermid, Incorporated does not have any outstanding options or warrants relating to its capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from it, any shares of MacDermid, Incorporated’s capital stock.

(c) No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the certificate of incorporation, bylaws or other governing documents of the Company, (ii) violate any applicable federal, state, local or foreign law, ordinance, regulation, order, judgment, injunction, award, decree or other requirement of any governmental or regulatory body, court or arbitrator or (iii) with notice or lapse of time or both, violate, conflict with or result in a breach of any of the terms of, constitute a default under or otherwise give any other contracting party the right to terminate, any contract or other agreement to which the Company is a party or by which the Company may be bound.

(d) Actions and Proceedings. There are no actions, suits or claims or legal, administrative or arbitral proceedings or investigations pending or threatened against or involving the Company that, individually or in the aggregate, could have a material adverse effect upon the transactions contemplated hereby. There is no fact, event or circumstance that may give rise to any such suit, action, claim, investigation or proceeding if currently pending or threatened.

3.3 Representations and Warranties of the Stockholders. Each Stockholder, severally and not jointly, hereby represents and warrants to the Company, as of the date hereof and as of the Closing, as set forth below:

(a) Existence, Qualification and Authority.

(i) In respect of Holdings, Holdings is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware. The execution, delivery and performance by Holdings of this Agreement have been duly authorized by all necessary action. Holdings has the requisite power, authority and legal right to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(ii) In respect of the Savings Plan, the execution, delivery and performance by the Savings Plan of this Agreement have been duly authorized by all necessary action. The Savings Plan has the requisite power, authority and legal right to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(iii) This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy laws and other similar laws affecting creditors’ rights generally.

(b) Ownership of MacDermid, Incorporated Capital Stock. Such Stockholder owns of record the MacDermid, Incorporated Common Stock, MacDermid, Incorporated Preferred Stock and MacDermid, Incorporated Class A Junior Stock set forth opposite such Stockholder’s name on Exhibit A hereto, free and clear of any lien, claim or encumbrance (other than securities law restrictions and restrictions under that certain Securityholders’ Agreement, dated as of April 12, 2007, as amended, among Holdings, Court Square II, Court Square II-A, Court Square Offshore, the persons named on Schedule I thereto, WP, Leever, the persons named on Schedule II thereto and such persons that became party thereto from time to time (the “Holdings Securityholders’ Agreement”), and, other than the Holdings Securityholders Agreement, as of the date hereof, there are no, and immediately prior to the Closing there will be no, stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to the outstanding shares of capital stock of the Company to which such Stockholder is a party.

(c) No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the charter or other governing documents of such Stockholder, if applicable, (ii) violate any applicable federal, state, local or foreign law, ordinance, regulation, order, judgment, injunction, award, decree or other requirement of any governmental or regulatory body, court or arbitrator or (iii) with notice or lapse of time or both, violate, conflict with or result in a breach of any of the terms of, constitute a default under or otherwise give any other contracting party the right to terminate, any contract or other agreement to which such Stockholder is a party or by which such Stockholder may be bound.

(d) Actions and Proceedings. There are no actions, suits or claims or legal, administrative or arbitral proceedings or investigations pending or threatened against or involving such Stockholder that, individually or in the aggregate, could have a material adverse effect upon the transactions contemplated hereby. There is no fact, event or circumstance that may give rise to any such suit, action, claim, investigation or proceeding if currently pending or threatened.

(e) Provisions Relating to Securities Laws. Such Stockholder acknowledges that the shares of Company Common Stock received pursuant to the Contribution and Exchange have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities laws, and are being issued in reliance on exemptions from the registration requirements of the Securities Act and any applicable state securities or blue sky laws. Each Stockholder agrees to refrain from transferring or otherwise disposing of such shares of Company Common Stock (other than, in the case of Holdings, to its members) or any interest therein in such manner as to cause the Company to violate the registration requirements of the Securities Act or any applicable state securities or blue sky laws.

ARTICLE IV

OTHER MATTERS

4.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated (and the transactions contemplated herein may be abandoned) at any time before the Closing (a) by mutual written consent of Holdings, on the one hand, and the Company, on the other hand or (b) by Holdings, on the one hand, or the Company, on the other hand, upon notice given to the other parties hereto, if (x) the Offering is terminated or (y) any governmental authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement. In the event of any termination of this Agreement as provided in this Section 4.1, (i) written notice thereof shall promptly be given to the other parties hereto and this Agreement shall forthwith become wholly void and terminate and of no further force and effect except for this Section 4.1 (Termination) and Sections 4.2 (Further Assurances), 4.4 (Assignment and Binding Effect), 4.5 (Amendment and Waiver), 4.6 (Notices), 4.7 (Costs and Expenses), 4.8 (Applicable Law; Consent to Jurisdiction), 4.9 (No Benefit to Others), 4.10 (Headings), 4.11 (Severability), 4.12 (Counterparts) and 4.13 (Independent Nature of Obligations and Rights), and (ii) there shall be no liability on the part of any of the parties hereto, except that such termination shall not preclude any party from pursuing judicial remedies for damages and/or other relief as a result of the breach by the other party of any representation, warranty, covenant or agreement contained herein prior to such termination.

4.2 Further Assurances. Each of the parties shall from time to time after the Closing Date, at the reasonable request of any other party, execute, acknowledge and deliver to such other party such other instruments of conveyance and transfer or assumption and will take such other actions and execute and deliver such other documents, certifications and further assurances as such other party may reasonably require in order to effect the transactions contemplated hereby and will use commercially reasonable efforts to cooperate with the other parties and execute and deliver to the other parties such other instruments and documents and take such other actions as may be reasonably requested from time to time by such other party as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

4.3 Contents of Agreement. This Agreement, including Exhibit A, sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes any and all previous agreements and understandings, oral or written, between or among the parties regarding the transactions contemplated hereby. The transactions contemplated hereby constitute a reclassification within the meaning of Rule 16b-7 promulgated under the Securities Exchange Act of 1934, as amended.

4.4 Assignment and Binding Effect. This Agreement may not be assigned by any party without the prior written consent of the other parties. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each party.

4.5 Amendment and Waiver. Except as expressly set forth herein, this Agreement shall not be amended or modified, and no provision hereof shall be waived, except by written instrument duly executed by each of the parties hereto. The grant of a waiver in one instance does not constitute a continuing waiver in all similar instances. No failure to exercise, and no delay in exercising, by any party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof.

4.6 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally, delivered by courier or sent by registered or certified mail or by Federal Express or other overnight mail service, postage prepaid, or by facsimile, with written confirmation to follow, as follows:

if to the Company, MacDermid, Incorporated, Holdings or the Savings Plan:

c/o MacDermid, Incorporated

1401 Blake Street

Denver, CO 80202

Attn: Chief Financial Officer

Fax: (720) 479-3085

with a required copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, NY 10019

Attn: Craig F. Arcella

Fax: (212) 474-3700

and

with required copies (which shall not constitute notice) to:

Court Square Capital Partners II, L.P.

c/o Court Square Capital Partners

Park Avenue Plaza

55 East 52nd Street, 34th Floor

New York, NY 10055

Attn: Joseph Silvestri

Fax: (212) 752-5701

and

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attn: Geraldine A. Sinatra

Fax: (215) 994-2222

or to such other address or facsimile numbers as the addressee may have specified in a written notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered or, if such date is not a business day, on the next business day.

4.7 Costs and Expenses. The Company shall pay all costs and expenses of Holdings and the Savings Plan, including the fees and disbursements of counsel, incurred in connection with the preparation of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby and all matters related hereto.

4.8 Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to such State’s laws and principles regarding the conflict of laws. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in connection with any dispute that arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of Delaware or a Delaware state court unless venue would not be proper under rules applicable in such courts and (d) waives any right to which it may be entitled, on account of place of residence or domicile.

4.9 No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns, and they shall not be construed as conferring any rights on any other persons.

4.10 Headings. The headings in this Agreement are solely for convenience of reference and shall not limit or otherwise affect the meaning of this Agreement.

4.11 Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

4.12 Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall only become binding when one or more counterparts taken together shall have been executed and delivered by all of the parties.

4.13 Independent Nature of Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of each other party, and no Stockholder shall be responsible in any way for the performance of the obligations of any other party under this Agreement.

4.14 Remedies. Each party to this Agreement acknowledges and agrees that in the event of any breach of this Agreement by such party, any of the other parties hereto would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees (i) to waive the defense in any action for specific performance that a remedy at law would be adequate and (ii) any of the other parties hereto, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

4.15 Tax Treatment. The parties hereto intend the Contribution and Exchange and the Offering to collectively constitute a transfer of property in exchange for common stock of the Company described in Section 351 of the Code and Treasury Regulations thereunder, and each party hereto agrees that it shall not take any position or any action inconsistent with such treatment, unless required by applicable law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

MACDERMID, INCORPORATED

By:
Name:
Title:

MACDERMID GROUP, INC.

By:
Name:
Title:

STOCKHOLDERS

MACDERMID HOLDINGS, LLC

By:
Name:
Title:

MACDERMID, INCORPORATED PROFIT SHARING AND EMPLOYEE SAVINGS PLAN

By:
Name:
Title:

[Signature Page to Exchange Agreement]

Exhibit A

Stockholders, MacDermid, Incorporated Capital Stock and Company Common Stock issued in the Contribution and Exchange

				Column 5:	Column 6:	Column 7:
				Company Common Stock issued in exchange for	Company Common Stock issued in exchange for	Company Common Stock issued in exchange for
Column 8: Total Company
	Column 2:	Column 3:	Column 4:
	MacDermid, Incorporated	MacDermid, Incorporated	MacDermid, Incorporated	MacDermid, Incorporated	MacDermid, Incorporated	MacDermid, Incorporated	Common Stock Received in the
Column 1:	Common	Preferred	Class A	Common	Preferred	Class A	Contribution and
Stockholder	Stock	Stock	Junior Stock	Stock	Stock	Junior Stock	Exchange
MacDermid Holdings, LLC
MacDermid, Incorporated Profit Sharing and Employee Savings Plan

Total

A-1